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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    Form 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            AT&T Capital Corporation
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             (Exact name of registrant as specified in its charter)
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
                    Delaware                                  22-3211453
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        (State of Incorporation or Organization)            (I.R.S. Employer
                                                            Identification No.)

                  2 Gatehall Drive
                 Parsippany, New Jersey                          07054
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         (Address of principal executive offices)              (Zip Code)
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        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

       Title of each class                     Name of each exchange on which
        to be so registered                    each class is to be registered
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    8.5% Senior Public Income NotES                New York Stock Exchange
         (PINES SM) due 2028

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instructions A.(c), check the following box [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instructions A.(d), check the following box [ ]

  SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:

                                    333-48415
                                    ---------

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      None
                                 --------------
                                (Title of Class)






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ITEM 1.           Description of Registrant's Securities to Be Registered

                  The securities to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended, are the 8.5% Senior Public Income NotES (PINES'sm') due 2028 (the "Notes"). The Notes are comparable to the Medium-Term Notes, Series F described in the Prospectus contained in the Registration Statement on Form S-3/F-9 (No. 333-48415) (the "Registration Statement") filed by the Registrant with the Securities and Exchange Commission on April 28, 1998. The description of the Notes as set forth in the Registration Statement is incorporated herein by reference. Additionally, a description of the Notes is set forth under the caption "Description of the PINES" in the Prospectus Supplement dated November 4, 1998 which was filed with the Securities and Exchange Commission on November 6, 1998 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and such description is hereby incorporated by reference.

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ITEM 2.           Exhibits

1.       Restated Certificate of Incorporation of the Registrant.

2.       Bylaws of the Registrant, as amended through October 1, 1996.

3. Form of Medium-Term Global Fixed Rate Note, incorporated herein by reference from the Registration Statement on Form S-3/F-9 (No. 333-48415).

4. Form of Guarantee relating to the Medium-Term Notes, incorporated herein by reference from the Registration Statement on Form S-3/F-9 (No. 333-48415).

5. Form of Indenture, dated as of April 1, 1998, between the Registrant, Newcourt Credit Group Inc. and The Chase Manhattan Bank, as trustee, relating to the Medium Term Notes, Series F, incorporated herein by reference from the Registration Statement on Form S-3/F-9 (No. 333-48415).
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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

November 23, 1998                          AT&T CAPITAL CORPORATION

                                      By: /s/ Eric S. Mandelbaum
                                          ---------------------------------
                                      Name:  Eric S. Mandelbaum
                                      Title: Assistant Vice President-Legal




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                                  EXHIBIT INDEX
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Exhibit No.      Description
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

1.               Restated Certificate of Incorporation of the Registrant.

2.               Bylaws of the Registrant, as amended through October 1, 1996.

3. Form of Medium-Term Global Fixed Rate Note, incorporated herein by reference from the Registration Statement on Form S-3/F-9 (No. 333-48415).

4. Form of Guarantee relating to the Medium-Term Notes, incorporated herein by reference from the Registration Statement on Form S-3/F-9 (No. 333-48415).

5. Form of Indenture, dated as of April 1, 1998, between the Registrant, Newcourt Credit Group Inc. and The Chase Manhattan Bank, as trustee, relating to the Medium Term Notes, Series F, incorporated herein by reference from the Registration Statement on Form S-3/F-9 (No. 333-48415).
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